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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2000

                     [VLASIC FOODS INTERNATIONAL INC. LOGO]
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                             1-13933                        52-2067518
(STATE OF INCORPORATION)                 (COMMISSION FILE        (IRS EMPLOYER IDENTIFICATION NO.)
                                              NUMBER)

                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                        TELEPHONE NUMBER: (856)-969-7100

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ITEM 5.      OTHER EVENTS

     On March 24, 2000, we amended the terms and conditions of our Foodservice Supply Agreement with Campbell Soup Company dated March 30, 1998. The Foodservice Supply Amendment Agreement and the Foodservice Supply Agreement are incorporated by reference herein and included as exhibits 20.1 and 20.2, respectively.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         (20.1) Foodservice Supply Amendment Agreement between Vlasic Foods International Inc. and Campbell Soup Company dated March 24, 2000.

         (20.2) Foodservice Supply Agreement between Vlasic Foods International Inc. and Campbell Soup Company dated March 30, 1998.


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VLASIC FOODS INTERNATIONAL INC.




Date:  March 31, 2000               By: /s/  Joseph Adler
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                                                    Joseph Adler
                                            Vice President and Controller
                                    (Principal Financial and Accounting Officer)